UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 8, 2010
Clarient, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-22677	75-2649072

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

31 Columbia, Aliso Viejo, California	92656

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (949) 425-5700
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07. Submission of Matters to a Vote of Security Holders.
(a)	The annual meeting of shareholders of Clarient, Inc. (the “Company”) was held on June 8, 2010.

(b)	The shareholders elected all of the Company’s nominees for director, approved amendments to the Company’s 2007 Incentive Award Plan (the “2007 Plan”), and ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010.
(i)	The nominees for director were elected based upon the following votes:

			Shares Not Voted
Nominee	Votes For	Votes Withheld	on This Matter

Mr. Andrew W. Adams	71,503,369	314,613	34,077,267
Mr. Ronald A. Andrews	71,517,426	300,556	34,077,267
Mr. Peter J. Boni	71,412,859	405,123	34,077,267
Mr. James A. Datin	71,452,649	365,333	34,077,267
Ms. Ann H. Lamont	69,769,807	2,048,175	34,077,267
Mr. Frank P. Slattery, Jr.	69,522,007	2,295,975	34,077,267
Dr. Dennis M. Smith, Jr.	71,512,121	305,861	34,077,267
Mr. Gregory D. Waller	70,870,119	947,863	34,077,267
Mr. Stephen T. Zarrilli	71,539,429	278,533	34,077,267
(ii)	The proposal to approve amendments to the Company’s 2007 Plan received the following votes:

Votes For	62,728,818
Votes Against	8,968,284
Abstentions	120,880
Shares Not Voted on This Matter	34,077,267
(iii)	The proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010, received the following votes:

Votes For	91,254,956
Votes Against	217,393
Abstentions	364,635
Shares Not Voted on This Matter	14,058,265
Item 5.02. Departure of Directors or Certain officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On April 14, 2010, the Board of Directors of the Company adopted amendments to the Company’s 2007 Plan, though subject to stockholder approval. Such amendments were approved by the Company’s stockholders at the Company’s 2010 Annual Meeting of Stockholders held on June 8, 2010. The amendments to the 2007 Plan increased the number of shares of the Company’s common stock reserved for issuance thereunder by 7,000,000 shares, or from 8,911,181 shares to 15,911,181 shares, and increased the maximum number of shares of the Company’s common stock which may be issued as incentive stock options from 5,000,000 to 12,000,000.
The foregoing summary of the amendments to the 2007 Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the 2007 Plan, as amended, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit No.	Description
10.1	2007 Incentive Award Plan, as amended
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Clarient, Inc.

Dated: June 8, 2010	By:	/s/ MICHAEL R. RODRIGUEZ

Michael R. Rodriguez
Senior Vice President and Chief Financial Officer